Exhibit 99.2


RACE
CORSAIR

CORSAIR
WORLDS AHEAD

INVESTOR PRESENTATION

MAY 7th 2026



DISCLAIMER

Forward Looking Statements

This press release contains express and implied forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the Company's financial outlook for the fiscal quarter ending June 30, 2026, and the full year 2026, the market position and growth of the Company's various products; the growth and rate of growth of gaming and creator peripherals; and the Company's positioning for profitable growth in Q2 2026. Forward-looking statements are based on our management's beliefs, as well as assumptions made by, and information currently available to them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: current macroeconomic conditions, including the impacts of high inflation and risk of recession, on demand for our products, consumer confidence and financial markets generally; changes in trade regulations, policies, and agreements and the imposition of tariffs that affect our products or operations, including potential new tariffs that may be imposed on U.S. imports and our ability to mitigate; the Company's ability to build and maintain the strength of the Company's brand among gaming, streaming and content creator enthusiasts and ability to continuously develop and successfully market new products and improvements to existing products; the introduction and success of new third-party high-performance computer hardware, particularly graphics processing units and central processing units as well as sophisticated new video games; fluctuations in operating results; the loss or inability to attract and retain key management; the impacts from geopolitical events and unrest, including disruption in global supply chains and energy prices as a result of ongoing conflict with Iran; delays or disruptions at the Company or third-parties' manufacturing and distribution facilities; and the other factors described under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the Securities and Exchange Commission ("SEC") and our subsequent filings with the SEC. All forward-looking statements reflect our beliefs and assumptions only as of the date of this press release. We undertake no obligation to update forward-looking statements to reflect future events or circumstances. Our results for the quarter ended March 31, 2026 are also not necessarily indicative of our operating results for any future periods.

Non-GAAP Financial Measures

Included in this presentation are certain non-GAAP financial measures, including Adjusted Operating Income (Loss), Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Net Earnings (Loss) Per Share, which are not recognized under the generally accepted accounting principles ("GAAP") in the United States and designed to complement the financial information presented in accordance with GAAP in the United States because management believes such measures are useful to investors. The non-GAAP measures have limitations as analytical tools and you should not consider them in isolation of, or as an alternative to, measures prepared in accordance with U.S. GAAP. The non-GAAP measures used by the Company may differ from the non-GAAP measures used by other companies. The Company urges you to review the reconciliation of its non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures set forth in the Appendix to this presentation, and not to rely on any single financial measure to evaluate the Company's business.

Market and Industry Data

This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to the Company's industry, the Company's business and the market for the Company's products and its future growth. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the Company's future performance and the future performance of the market for its products are necessarily subject to a high degree of uncertainty and risk.

Powered By Passion.
Dedicated To Play.

CORSAIR's mission is to design and deliver high-quality, high-performance PC components, peripherals, and Sim Racing gear that empower gamers, creators, and enthusiasts worldwide.



CORSAIR AT A GLANCE

Trailing 12-month
REVENUE[2]
$1,457M
+8% YoY

Trailing 12-month
GROSS PROFIT[2]
$440M
+28% YoY

Trailing 12-month
ADJUSTED EBITDA[(1)(2)]
$114M
+92% YoY

Market Leader in
Gamer + Creator Peripherals and Performance PC Ecosystem

Products sold in
70+
countries

Founded in
1994
HQ: Milpitas, CA

NASDAQ
CRSR

NPS Score[3]
64.5

(1) See appendix for reconciliation of non-GAAP metrics to most comparable GAAP metrics
(2) Trailing 12-month period ending 3/31/2026. YoY growth compared to same period ending 3/31/2025.
(3) Source: PCMag, CORSAIR brand net promoter score https://www.pcmag.com/articles/the-best-tech-brands-for-2026.

*Source: Circana 2025 US Market + CORSAIR internal data

DOUBLE-DIGIT TAM GROWTH IN OUR CORE MARKETS

The global high-performance gaming and creator products market is projected to grow at a ~16% CAGR from ‘24-30

	~$107bn (2024)		~$257bn (2030)
Hardware	Global Gaming PC and Peripherals Market **$68bn**	**CAGR: 12.9%**	Global Gaming PC and Peripherals Market **$141bn** *CAGR: 12.9%*
Memory	Global Gaming RAM Market **$10bn**	**CAGR: 8.0%**	Global Gaming RAM Market **$16bn** *CAGR: 8.0%*
Platform	Global Creator Economy-in-Gaming Market **$29bn**	**CAGR: 23.2%**	Global Creator Economy-in-Gaming Market **$100bn** *CAGR. 23.2%*

KEY GROWTH DRIVERS

- Demand for High-Performance PC Hardware
- Growth in Gaming and Esports
- Expansion of Content Creation and Streaming
- Elgato Marketplace Flywheel
- Rapid Hardware Innovation
- Customization and Upgradeability

*Sources: Grand View Research, Market.us, Market Research Intellect with geometric interpolation

ADDITIONAL GROWTH OPPORTUNITIES IN EMERGING CATEGORIES

~$57bn (2024)		~$439bn (2030)
Racing Simulators **$0.54bn**	**CAGR: 15.5%**	Racing Simulators **$1.28bn** *CAGR: 15.5%*
Broadcast Hardware Market **$5.4bn**	**CAGR: 6.8%**	Broadcast Hardware Market **$8bn** *CAGR: 6.8%*
AI Workstations **$51bn**	**CAGR: 42.8%**	AI Workstations Market **$430bn** *CAGR. 42.8%*

KEY GROWTH DRIVERS

- AI Workstations
- Modern Control for Broadcasting
- Sim Racing and Hardware Growth
- Rising Demand on Sim Racing and Local AI
- AI Demand Acceleration Among Prosumers and SMB
- Hardware Customization

*Sources: Grand View Research, Global Market Insights with geometric interpolation, Diligence Insights

DIVERSIFIED PORTFOLIO OF LEADING BRANDS

Together, our brands form a powerful ecosystem for gamers, creators, and enthusiasts around the world.

GAMING COMPONENTS AND SYSTEMS







CORSAIR

Providing the tools for gamers to play at their best.

ORIGIN

Custom built performance for gaming and creator PCs.

GAMER AND CREATOR PERIPHERALS







CORSAIR

SCUF

Customizable, advanced paddle gaming controllers

DROP

Limited release
Exclusive

elgato

Empowering creators worldwide to produce original premium content

FANATEC®

World renowned in professional sim racing solutions

OUR PRODUCT SEGMENTATION

The CORSAIR ecosystem is a seamlessly connected range of high-performance components and systems, gamer and creator peripherals, SIM Racing gear, and software designed to work better together.

GAMING COMPONENTS AND SYSTEMS





Components and Systems

Memory	Power Supply
Storage	PC Cases
Liquid Cooling	Fans
iCUE LINK	Prebuilt Performance PCs and AI Workstation

GAMER AND CREATOR PERIPHERALS





Gaming Peripherals

- CORSAIR Custom Labs
- Headset
- Keyboard
- Mice/Mouse Pads
- Companion Display
- Gaming Controllers
- Leverless Controller
- Desks and Chairs

Creators, Streamers, Broadcasting

- Stream Deck
- Webcam
- Capture Cards
- Lighting
- Prompter
- Plugin Marketplace
- Audio Interface
- Microphones

SIM Racing

- Wheels
- Wheelbases
- Pedals
- Cockpits
- Handbrake
- Shifter

PC GAMING AND CONTENT CREATION

THE CORSAIR ECOSYSTEM


SAMURAI
CORSAIR
12:21


TIME TRIAL
Personal Best
futmaster1287
fanatec_event_1
Front Brake Bias
57%
Differential
30%
ARMORALL
FANATEC
FANATEC
PIRELLI
P ZERO

elgato

THE STREAM DECK FLYWHEEL

Small improvements build momentum over time, leading to accelerated growth.

WHAT IS STREAM DECK?

- Control software + visual hardware button interface
- Customizable LCD key display – map any action to any key
- Cross deployed across keyboards, mice and CORSAIR peripherals
- Supported by 2MM+ active users on Elgato Marketplace
- Plugin ecosystem spans gaming, streaming, productivity, AI workflows and more


More Developers
More Users
STREAM DECK
Marketplace Growth
Richer Ecosystem

2MM+

Active users on Elgato Marketplace

Double digit sequential marketplace account growth

AI assisted plugin dev expanding contributor base

ELGATO MARKETPLACE

Elgato Marketplace is a flywheel and digital platform where Creators, Streamers, YouTubers, and Professionals discover and purchase thousands of plugins, overlays, and workflow tools that enhance their content and productivity. Meanwhile, developers can monetize the assets they build for the Elgato ecosystem.



ELGATO ECOSYSTEM
SOFTWARE
MARKETPLACE
Hardware Support
Monetization & Audience
Increased functionality, customization, & user retention.
Content, Apps, & Services
Premium Cost
Access to Market & Revenue
END USER
DEVICES
Hardware & Mobile
Premium Product Experience
Software Support

TRUSTED BRAND

Our customers appreciate the value we deliver

PC MAG
★ BEST ★
BRANDS
2026

NPS SCORE*

64.5

Score Range	Label	What It Means
70+	World-class	The brand now has loyal fan base
50-70	**Excellent**	**The brand is delivering standout experiences**
30-50	Great	The brand is delighting customers consistently
20-30	Good	The brand is a few critics but more brand advocates
0 and above	Favorable	The brand is beginning to be a crowd favorite

*Source: PCMag, CORSAIR brand net promoter score https://www.pcmag.com/articles/the-best-tech-brands-for-2026



OVER 100 AWARDS FOR INNOVATION, QUALITY AND PERFORMANCE

Our award-winning product portfolio is consistently recognized by experts.


MOON
MY MAN
BREAK
LOVE
CORSAIR
CORSAIR
59°
14:33
I Can Tell
330

BUSINESS AND INNOVATION UPDATE

F1 PARTNERSHIP

- CORSAIR recently signed a strategic partnership with Formula 1®, naming Fanatec as a licensed F1® brand partner and F1® Esports Official Partner for the F1® Sim Racing World Championship.

"Fanatec has helped elevate the competitive standard of our F1 Sim Racing ecosystem, and this extension is an exciting step forward in our long and successful relationship. This state-of-the-art hardware brings fans and racers even closer to the technology used in Formula 1, giving our audience a more authentic and accessible way to experience the sport."

- Emily Prazer, Chief Commercial Officer at Formula 1

F1™ Esports Series | FANATEC®

Official Provider of Formula 1® Esports Series



L2
L3
R2
R3
2
FANATEC

FANATEC × BLACK FALCON PARTNERSHIP


XXL
NUTRITION
sport auto
XXL
NUTRITION
SHINING 3D
LIQUI MOLY
RIEDEL
DUNLOP
RAVENOL
632
FANATEC
BILSTEIN
DUNLOP
LIQUI MOLY

- Fanatec becomes the Official Sim Racing and Technology Partner for Black Falcon, reinforcing a shared commitment to blending real-world endurance racing with cutting-edge Sim Racing technology
- Black Falcon Team will compete in Class AT (alternative fuel) with a Porsche 992 GT3 Cup car

FAZE AND GUMAYUSI ESPORTS PARTNERSHIP

- CORSAIR becomes the official mouse, keyboard, headset, and mousepad partner of FaZe Esports with category exclusivity across team integrations
- An exclusive partnership with legendary League of Legends player Lee “Gumayusi” Min-hyeong, one of the most decorated athletes in the history of the game
- These partnerships also center on a shared mission: co-developing the next generation of performance peripherals designed for high-level, professional play

FAZE esports


FAZE
esports



NEW PRODUCT LAUNCH

ELGATO WAVE NEXT

- Wave next brings together six integrated products. Wave Link 3.0 software, Wave:3 MK.2, Wave XLR MK.2, XLR Dock MK.2, Wave XLR Pro, and Stream Deck + XL
- A cohesive ecosystem spanning audio capture, processing, and control, built for how modern creators and professionals actually work
- Wave FX Processor powers four devices forming a new foundation of the Wave platform
- Wave Next forms Elgato audio, where software, hardware, and control are designed as one




Mixes


WAVE FX
Powered by WAVE FX Processor

NEW PRODUCT LAUNCH

ELGATO STREAM DECK + XL

- With dozens of customizable controls and endless integrations, Stream Deck + XL puts entire productions and systems under your command—all from one intuitive interface
- Coordinate cameras, lighting, graphics and more right on cue
- Keep conversations flowing with full control over your mix
- Access every tool without breaking your flow
- Manage everything from prompts to agents in one place


STREAM DECK


Mic Gain
ISO
800
Ae Ps Pr
Key Light
39 %


Control
Transition
Mix
Stream
Switch
Camera
ON AIR

NEW PRODUCT LAUNCH

VANGUARD AIR 99

- A full-sized keyboard with 8kHz hyper-polling and an LCD screen for next level personalization
- Allows you to map Stream Deck actions to the G-keys and unlock Virtual Stream Deck
- Clickable shortcuts that can be freely positioned on-screen or accessed via hotkey for productivity, streaming or gaming scenarios
- A brilliant full-color 320 x 170 LCD screen that lets you showcase your unique style on a whole different level
- Display custom images, animations, system specs, sync it with the rotary dial’s customizable media controls, and more


Crossplay: On
CHAT
ESC BACK
TAB INVENTORY


DEL
HOME
NUM



AI WORKSTATION TRACTION

- CORSAIR positioned as the dedicated local AI compute brand, delivering private, on-device AI with minimal cloud dependency
- AI300 launched July 2025 on AMD's Ryzen AI Max 300 Series platform, with strong Q1' 26 demand momentum as local AI inference moves from enthusiast to mainstream
- New CORSAIR Pro X-Class Grando (multi-GPU liquid-cooled server, up to 6× NVIDIA Pro 6000 Blackwell GPUs) enters commercial availability in Q2 '26, expanding the AI workstation portfolio from desktop to server-class










PLAY
WORKSHOP
RAIDER
TRADERS
DECKS
STORE
ARC Raiders
PLAY

FINANCIAL UPDATE

Q1 2026 – STRONG PROFIT GROWTH

REVENUE
-4% YoY
$354.5M

GROSS PROFIT
+13% YoY
$116.0M

ADJUSTED EBITDA [1]
+58% YoY
$35.8M

ADJUSTED EPS (diluted) [1]
+$0.16 YoY
$0.27


$354.0
$337.3
$369.8
$354.5
Q1 23
Q1 24
Q1 25
Q1 26

Revenue in $ Millions


$20.6
$18.0
$22.6
$35.8
Q1 23
Q1 24
Q1 25
Q1 26

Adjusted EBITDA in $ Millions

(1) See appendix for reconciliation of non-GAAP metrics to most comparable GAAP metrics.

MARGIN EXPANSION AND COST CONTROL DRIVE PROFIT GROWTH



$1,348
$1,390
$1,441
$1,460
$1,443
$1,379
$1,320
$1,316
$1,349
$1,408
$1,449
$1,472
$1,457
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Q3 25
Q4 25
Q1 26

Trailing 12-month Revenue in $ Millions



$52
$80
$93
$95
$93
$74
$55
$55
$59
$69
$80
$101
$114
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Q3 25
Q4 25
Q1 26

Trailing 12-month Adjusted EBITDA in $ Millions[1]

(1) See appendix for reconciliation of non-GAAP metrics to most comparable GAAP metrics.

GROWTH IN HIGHER MARGIN GAMER AND CREATOR PERIPHERALS

Q1 26 REVENUE

+10% YoY

$123.3M



$393
$382
$376
$395
$413
$428
$440
$473
$478
$486
$497
$492
$503
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Q3 25
Q4 25
Q1 26
Trailing 12-month Revenue in $ Millions

Q1 26 GROSS PROFIT

+8% YoY

$50.3M



30.0%
32.4%
33.1%
37.2%
40.8%
37.9%
38.3%
37.7%
41.5%
40.0%
39.3%
37.8%
40.8%
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Q3 25
Q4 25
Q1 26
Quarterly Gross Margin

CONSISTENT LEADERSHIP IN GAMING COMPONENTS AND SYSTEMS

Q1 26 REVENUE
-10% YoY
$231.2M


$956
$1,008
$1,065
$1,065
$1,030
$951
$880
$844
$871
$922
$952
$980
$954
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Q3 25
Q4 25
Q1 26

Trailing 12-month Revenue in $ Millions

Q1 26 GROSS PROFIT
+18% YoY
$65.7M


22.2%
23.2%
21.8%
18.5%
18.7%
16.4%
15.1%
18.1%
21.7%
20.6%
20.9%
30.2%
28.4%
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Q3 25
Q4 25
Q1 26

Quarterly Gross Margin

FIVE CONSECUTIVE QUARTERS OF PROGRESS

TTM Gamer and Creator Peripherals Segment Revenue Growth (in $ Millions)


$413
$478
$428
$486
$440
$497
$473
$492
$478
$503
Q1 24 Q1 25 Q2 24 Q2 25 Q3 24 Q3 25 Q4 24 Q4 25 Q1 25 Q1 26

Consistent growth in higher margin Gamer and Creator Peripherals Segment

Quarterly Gross Margin


25.7%
27.7%
24.1%
26.8%
22.9%
26.9%
26.2%
33.1%
27.7%
32.7%
Q1 24 Q1 25 Q2 24 Q2 25 Q3 24 Q3 25 Q4 24 Q4 25 Q1 25 Q1 26

Consistent gross margin expansion, with quarterly records in past two quarters, despite tariff headwinds

Quarterly Adjusted EBITDA[(1)] (in $ Millions)


$18
+26% YoY
$23
($-1)
$8
$5
+235% YoY
$16
$33
+62% YoY
$54
$23
+58% YoY
$36
Q1 24 Q1 25 Q2 24 Q2 25 Q3 24 Q3 25 Q4 24 Q4 25 Q1 25 Q1 26

Significant Adjusted EBITDA expansion year-over-year from margin growth and operating leverage

(1) See appendix for reconciliation of non-GAAP metrics to most comparable GAAP metrics.



FINANCIAL GUIDANCE

FINANCIAL GUIDANCE[(1)]

Financial Metrics	Q2 2026 Guidance
Net Revenue	$295 - $320 million
Adjusted EBITDA	$12.5 - $15.5 million
Non-GAAP EPS	$0.05 – $0.07

(1) Given the number of risk factors, uncertainties and assumptions, many of which are referenced in slide 2, actual results may differ materially. We do not intend to update our financial outlook until our next quarterly results announcement. Estimates should not be viewed as a substitute for our full annual financial statement and are not necessarily indicative of the results to be expected for any future period. Certain non-GAAP measures included in our financial outlook were not reconciled to the comparable GAAP financial measures because the GAAP measures are not accessible on a forward-looking basis. We are unable to reconcile these forward-looking into non-GAAP measures to the most directly comparable GAAP measures without unreasonable effort because we are currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact GAAP measures for this period but would not impact the non-GAAP measures. Such items may include stock-based compensation charges, public offering related charges, depreciation and amortization, and other items. The unavailable information could have a significant impact on our GAAP financial results.

FINANCIAL GUIDANCE[(1)]

Financial Metrics	2026 Guidance
Net Revenue	$1.33 - $1.47 billion
Adjusted EBITDA	$100 - $115 million
Non-GAAP EPS	$0.58 - $0.74

(1) Given the number of risk factors, uncertainties and assumptions, many of which are referenced in slide 2, actual results may differ materially. We do not intend to update our financial outlook until our next quarterly results announcement. Estimates should not be viewed as a substitute for our full annual financial statement and are not necessarily indicative of the results to be expected for any future period. Certain non-GAAP measures included in our financial outlook were not reconciled to the comparable GAAP financial measures because the GAAP measures are not accessible on a forward-looking basis. We are unable to reconcile these forward-looking into non-GAAP measures to the most directly comparable GAAP measures without unreasonable effort because we are currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact GAAP measures for this period but would not impact the non-GAAP measures. Such items may include stock-based compensation charges, public offering related charges, depreciation and amortization, and other items. The unavailable information could have a significant impact on our GAAP financial results.


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APPENDIX

USE OF NON-GAAP FINANCIAL MEASURES

To supplement the financial results presented in accordance with GAAP, this presentation includes certain non-GAAP financial information, including Adjusted Operating Income (Loss), Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Net Earnings (Loss) Per Share. These are important financial performance measures for us but are not financial measures as defined by GAAP. The presentation of this non-GAAP financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We use these non-GAAP financial measures to evaluate our operating performance and trends and make planning decisions. We believe that these non-GAAP financial measures help identify underlying trends in our business that could otherwise be masked by the effect of the expenses and other items that we exclude in such non-GAAP financial measures. Accordingly, we believe that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating our operating results, enhancing the overall understanding of our past performance and future prospects, and allowing for greater transparency with respect to the key financial metrics used by our management in our financial and operational decision-making. We also present these non-GAAP financial measures because we believe investors, analysts and rating agencies consider them useful in measuring our ability to meet our debt service obligations.

Our use of these terms may vary from that of others in our industry. These non-GAAP financial measures should not be considered as an alternative to net revenues, operating income (loss), net income (loss), cash provided by operating activities or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. Reconciliations of these measures to the most directly comparable GAAP financial measures are presented in the appendix.

We encourage investors and others to review our financial information in its entirety, not to rely on any single financial measure and to view these non-GAAP financial measures in conjunction with the related GAAP financial measures.

GAAP TO NON-GAAP RECONCILIATIONS

Non-GAAP Operating Income (Loss) Reconciliations
(Unaudited, in thousands, except percentages)

	Three Months Ended March 31,	
	2026	**2025**
Operating income (loss) - GAAP	$ 13,796	$ (2,263)
Amortization	9,806	9,782
Stock-based compensation	6,694	9,322
Restructuring and other charges	1,580	1,095
Acquisition and related integration costs	—	2,185
Acquisition accounting impact related to recognizing acquired inventory at fair value	—	515
Adjusted Operating Income - Non-GAAP	$ 31,876	$ 20,636
As a % of net revenue - GAAP	*3.9%*	*-0.6%*
As a % of net revenue - Non-GAAP	*9.0%*	*5.6%*

GAAP TO NON-GAAP RECONCILIATIONS

Non-GAAP Net Income (Loss) and Net Income (Loss) Per Share Reconciliations
(Unaudited, in thousands, except per share amounts)

	Three Months Ended March 31,	
	2026	**2025**
Net income (loss) attributable to common stockholders of CORSAIR Gaming, Inc. [1]	$ 11,864	$ (10,067)
Less: Change in redemption value of redeemable noncontrolling interest	(920)	392
Net income (loss) attributable to CORSAIR Gaming, Inc.	12,784	(10,459)
Add: Net income attributable to noncontrolling interest	273	142
Net income (loss) - GAAP	13,057	(10,317)
Adjustments:		
Amortization	9,806	9,782
Stock-based compensation	6,694	9,322
Restructuring and other charges	1,580	1,095
Acquisition and related integration costs	—	2,185
Reversal of bargain purchase gain on business acquisition	—	2,581
Acquisition accounting impact related to recognizing acquired inventory at fair value	—	515
Non-GAAP income tax adjustment	(1,983)	(2,844)
Adjusted net income - Non-GAAP	$ 29,154	$ 12,319
Diluted net income (loss) per share:		
GAAP	$ 0.11	$ (0.10)
Adjusted, Non-GAAP	$ 0.27	$ 0.11
Weighted-average common shares outstanding - Diluted:		
GAAP	107,774	105,240
Adjusted, Non-GAAP	107,774	107,367

(1) Numerator for calculating net income (loss) per share-GAAP

GAAP TO NON-GAAP RECONCILIATIONS

Adjusted EBITDA Reconciliations
(Unaudited, in thousands, except percentages)

	Three Months Ended March 31, 2026	Three Months Ended March 31, 2025
Net income (loss) - GAAP	$ 13,057	$ (10,317)
Amortization	9,806	9,782
Stock-based compensation	6,694	9,322
Restructuring and other charges	1,580	1,095
Acquisition and related integration costs	—	2,185
Reversal of bargain purchase gain on business acquisition	—	2,581
Acquisition accounting impact related to recognizing acquired inventory at fair value	—	515
Depreciation	3,551	3,373
Interest expense, net of interest income	1,270	2,046
Income tax (benefit) expense	(157)	2,061
Adjusted EBITDA - Non-GAAP	$ 35,801	$ 22,643
Adjusted EBITDA margin - Non-GAAP	*10.1%*	*6.1%*

GAAP TO NON-GAAP RECONCILIATIONS

TTM ADJUSTED EBITDA RECONCILIATIONS

(unaudited, in thousands)

Quarterly Reconcliations	Q1 22	Q2 22	Q3 22	Q4 22	Q1 23	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25	Q3 25	Q4 25	Q1 26
Net income (loss) - GAAP	$ (3,280)	$ (51,839)	$ (5,945)	$ 7,118	$ (1,648)	$ (4,079)	$ (2,886)	$ 7,576	$ (11,029)	$ (23,507)	$ (51,586)	$ 2,728	$ (10,317)	$ (20,306)	$ (10,392)	$ 26,050	$ 13,057
Amortization	10,138	13,434	10,352	9,430	9,741	9,757	9,507	9,483	9,515	9,501	9,567	9,865	9,782	9,853	10,110	10,483	9,806
Stock-based compensation	5,147	6,087	5,643	5,281	7,246	8,174	7,825	7,628	7,691	8,010	7,424	7,466	9,322	9,335	5,187	9,268	6,694
Restructuring and other charges	—	1,488	81	628	—	—	709	595	1,126	440	3,369	1,789	1,095	772	849	899	1,580
Acquisition and related integration costs	243	227	326	338	140	634	1,386	1,401	702	1,677	2,281	2,471	2,185	1,515	528	749	—
Bargain purchase gain on business acquisition	—	—	—	—	—	—	—	—	—	—	—	(2,581)	2,581	—	—	—	—
Acquisition accounting impact related to recognizing acquired inventory at fair value	275	7	—	—	—	—	960	561	169	209	695	4,180	515	98	—	—	—
Inventory reserve in excess of normal run rate to address overhang in the channel	—	19,489	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
One-time costs related to legal and other matters	—	27	493	1,245	—	—	—	—	6,414	1,056	29	31	—	1,993	2,490	1,484	—
Depreciation	2,604	2,545	2,546	3,033	2,897	3,036	3,083	3,194	3,087	3,093	3,314	3,955	3,373	3,351	3,479	3,759	3,551
Interest expense, net of interest income	1,279	1,676	2,734	3,497	2,828	2,518	2,529	2,706	2,126	2,278	2,714	2,742	2,046	1,896	1,856	1,892	1,270
Income tax (benefit) expense	(983)	(4,164)	(6,115)	1,442	(639)	(2,287)	(97)	581	(1,777)	(4,001)	27,018	496	2,061	(369)	2,080	(956)	(157)
Adjusted EBITDA - Non-GAAP	$ 15,423	$ (11,023)	$ 10,115	$ 32,012	$ 20,565	$ 17,753	$ 23,016	$ 33,725	$ 18,024	$ (1,244)	$ 4,825	$ 33,142	$ 22,643	$ 8,138	$ 16,187	$ 53,628	$ 35,801

TTM Reconcliations	TTM Q1 23	TTM Q2 23	TTM Q3 23	TTM Q4 23	TTM Q1 24	TTM Q2 24	TTM Q3 24	TTM Q4 24	TTM Q1 25	TTM Q2 25	TTM Q3 25	TTM Q4 25	TTM Q1 26
Net income (loss) - GAAP	$ (52,314)	$ (4,554)	$ (1,495)	$ (1,037)	$ (10,418)	$ (29,846)	$ (78,546)	$ (83,394)	$ (82,682)	$ (79,481)	$ (38,287)	$ (14,965)	$ 8,409
Amortization	42,957	39,280	38,435	38,488	38,262	38,006	38,066	38,448	38,715	39,067	39,610	40,228	40,252
Stock-based compensation	24,257	26,344	28,526	30,873	31,318	31,154	30,753	30,591	32,222	33,547	31,310	33,112	30,484
Restructuring and other charges	2,197	709	1,337	1,304	2,430	2,870	5,530	6,724	6,693	7,025	4,505	3,615	4,100
Acquisition and related integration costs	1,031	1,438	2,498	3,561	4,123	5,166	6,061	7,131	8,614	8,452	6,699	4,977	2,792
Bargain purchase gain on business acquisition	-	-	-	-	-	-	-	(2,581)	-	-	-	2,581	-
Acquisition accounting impact related to recognizing acquired inventory at fair value	7	-	960	1,521	1,690	1,899	1,634	5,253	5,599	5,488	4,793	613	98
Inventory reserve in excess of normal run rate to address overhang in the channel	19,489	-	-	-	-	-	-	-	-	-	-	-	-
One-time costs related to legal and other matters	1,765	1,738	1,245	-	6,414	7,470	7,499	7,530	1,116	2,053	4,514	5,967	5,967
Depreciation	11,021	11,512	12,049	12,210	12,400	12,457	12,688	13,449	13,735	13,993	14,158	13,962	14,140
Interest expense, net of interest income	10,735	11,577	11,372	10,581	9,879	9,639	9,824	9,860	9,780	9,398	8,540	7,690	6,914
Income tax (benefit) expense	(9,476)	(7,599)	(1,581)	(2,442)	(3,580)	(5,294)	21,821	21,736	25,574	29,206	4,268	2,816	598
Adjusted EBITDA - Non-GAAP	$ 51,669	$ 80,445	$ 93,346	$ 95,059	$ 92,518	$ 73,521	$ 55,330	$ 54,747	$ 59,366	$ 68,748	$ 80,110	$ 100,596	$ 113,754

CORSAIR